                                                                  Exhibit 99(a)











                             CLINICOM INCORPORATED

                              SECOND QUARTER 1995

                             CLINICOM INCORPORATED
                            CONDENSED BALANCE SHEETS

                                     ASSETS

                                                       JUNE 30      DECEMBER 31
                                                        1995            1994
                                                    -------------  --------------
CURRENT ASSETS:
  Cash and cash equivalents.......................  $   7,526,326  $    9,125,593
  Trade accounts receivable, net of allowance for
   doubtful accounts of $1,150,912 and $716,615,
   respectively...................................     18,066,622      16,456,033
  Accrued revenue receivable......................      5,817,788       5,300,541
  Inventories.....................................      3,400,577       2,246,107
  Prepaid expenses and other......................        894,808         593,401
                                                    -------------  --------------
    Total current assets..........................     35,706,121      33,721,675
                                                    -------------  --------------
PROPERTY AND EQUIPMENT, at cost:
  Furniture and equipment.........................        737,430         588,757
  Leasehold improvements..........................        576,646         531,507
  Manufacturing equipment and tooling.............      1,373,925       1,171,961
  Research and development equipment and
   software.......................................      3,024,594       2,804,215
                                                    -------------  --------------
                                                        5,712,595       5,096,440
  Less -- Accumulated depreciation and
   amortization...................................     (3,066,363)     (2,591,867)
                                                    -------------  --------------
    Property and equipment, net...................      2,646,232       2,504,573
                                                    -------------  --------------
SOFTWARE DEVELOPMENT COSTS, net...................      1,577,908       1,127,541
PURCHASED SOFTWARE, net...........................      1,912,663       2,153,401
OTHER ASSETS:
  Patent costs, net...............................         23,504          26,250
  Deposits and other, net.........................        111,135         134,259
                                                    -------------  --------------
    Total other assets............................        134,639         160,509
                                                    -------------  --------------
Total Assets......................................  $  41,977,563  $   39,667,699
                                                    -------------  --------------
                                                    -------------  --------------

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable................................  $   3,541,440  $    3,546,625
  Accrued liabilities.............................      1,694,184       2,365,401
  Accrued compensation............................        385,000         958,224
  Commissions payable.............................         88,235         735,157
  Warranty and rework reserve.....................        483,859         458,859
  Deferred revenue................................      2,623,155       1,788,797
                                                    -------------  --------------
    Total current liabilities.....................      8,815,873       9,853,063
                                                    -------------  --------------
COMMITMENTS AND CONTINGENCIES.....................       --              --
STOCKHOLDERS' EQUITY:
  Preferred stock, $.001 par value, 5,000,000
   shares authorized; none issued.................       --              --
  Common stock, $.001 par value, 30,000,000 shares
   authorized; 8,660,807 and 8,561,011 shares
   issued at June 30, 1995 and December 31, 1994,
   respectively...................................          8,661           8,561
  Additional paid-in capital......................     43,549,876      43,158,027
  Accumulated deficit.............................    (10,396,847)    (13,351,952)
                                                    -------------  --------------
    Total stockholders' equity....................     33,161,690      29,814,636
                                                    -------------  --------------
    Total liabilities and stockholders equity.....  $  41,977,563  $   39,667,699
                                                    -------------  --------------
                                                    -------------  --------------

  The accompanying notes to financial statements are an integral part of these balance sheets.

                             CLINICOM INCORPORATED
                       CONDENSED STATEMENTS OF OPERATIONS

                                   FOR THE THREE MONTHS       FOR THE SIX MONTHS
                                       ENDED JUNE 30            ENDED JUNE 30
                                  -----------------------  ------------------------
                                     1995         1994        1995         1994
                                  -----------  ----------  -----------  -----------
SALES:
  Net system sales..............  $10,778,425  $6,406,073  $19,450,088  $12,101,916
  Client support services.......    1,128,551     788,153    2,320,059    1,506,434
                                  -----------  ----------  -----------  -----------
    Total Sales.................   11,906,976   7,194,226   21,770,147   13,608,350
                                  -----------  ----------  -----------  -----------
COSTS AND EXPENSES:
  Cost of sales and support
   services.....................    6,315,079   3,413,271   11,428,993    6,656,911
  Research and development......    1,236,227     780,800    2,346,974    1,513,388
  Selling and marketing.........    1,418,885   1,234,787    2,758,417    2,316,291
  General and administrative....    1,499,804     598,252    2,381,007    1,175,180
                                  -----------  ----------  -----------  -----------
                                   10,469,995   6,027,110   18,915,391   11,661,770
                                  -----------  ----------  -----------  -----------
INCOME FROM OPERATIONS..........    1,436,981   1,167,116    2,854,756    1,946,580
OTHER INCOME (EXPENSE):
  Interest income...............      121,078     226,166      261,276      426,286
  Interest expense..............      --           --          --           --
  Other.........................      --              989       (3,187)       2,289
                                  -----------  ----------  -----------  -----------
NET INCOME BEFORE INCOME
 TAXES..........................    1,558,059   1,394,271    3,112,845    2,375,155
PROVISION FOR INCOME TAXES......       80,000     130,000      157,740      200,000
                                  -----------  ----------  -----------  -----------
NET INCOME......................  $ 1,478,059  $1,264,271  $ 2,955,105  $ 2,175,155
                                  -----------  ----------  -----------  -----------
                                  -----------  ----------  -----------  -----------
INCOME PER COMMON SHARE
  Primary.......................  $      0.16  $     0.14  $      0.33  $      0.24
                                  -----------  ----------  -----------  -----------
                                  -----------  ----------  -----------  -----------
  Fully diluted.................  $      0.16  $     0.14  $      0.33  $      0.24
                                  -----------  ----------  -----------  -----------
                                  -----------  ----------  -----------  -----------

WEIGHTED AVERAGE COMMON SHARES
 OUTSTANDING
  Primary.......................    9,051,780   8,862,878    9,006,591    8,904,684
                                  -----------  ----------  -----------  -----------
                                  -----------  ----------  -----------  -----------
  Fully diluted.................    9,051,780   8,862,878    9,007,360    8,907,142
                                  -----------  ----------  -----------  -----------
                                  -----------  ----------  -----------  -----------

            The accompanying notes to condensed financial statements
              are an integral part of these condensed statements.

                             CLINICOM INCORPORATED
                       CONDENSED STATEMENTS OF CASH FLOWS

                                                          FOR THE SIX MONTHS
                                                            ENDED JUNE 30
                                                       ------------------------
                                                          1995         1994
                                                       -----------  -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net income.........................................  $ 2,955,105  $ 2,175,155
Adjustments to reconcile net income to net cash used
 in operating activities --
  Depreciation and amortization......................      907,957      399,291
  Loss on disposal of assets.........................        3,182      --
  Net change to inventory reserve....................       21,238        4,015
  Net change to warranty and rework reserve..........       25,000      165,703
Decrease (increase) in --
  Trade accounts receivable..........................   (1,610,589)  (1,160,135)
  Accrued revenue receivable.........................     (517,247)  (1,577,516)
  Inventories........................................   (1,204,099)     850,106
  Prepaid expenses and other.........................     (301,407)     426,482
  Deposits, other, and non current accounts
   receivable, net...................................       (6,876)     860,739
Increase (decrease) in --
  Accounts payable...................................       (5,185)    (205,091)
  Accrued liabilities, accrued compensation and
   commissions payable...............................   (1,891,363)     262,447
  Deferred revenue...................................      834,358   (1,703,306)
                                                       -----------  -----------
    Net cash flows from operating activities.........  $  (789,926) $   497,890
                                                       -----------  -----------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Purchase of property and equipment.................  $  (591,599) $  (596,678)
  Patent costs.......................................      --            (7,498)
  Software development costs.........................     (609,691)    (325,940)
  Acquisition of KSH, Inc............................      --        (2,616,642)
                                                       -----------  -----------
    Net cash flows from investing activities.........   (1,201,290)  (3,546,758)
                                                       -----------  -----------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from issuance of common stock under
   employee stock purchase plan......................      153,243      102,690
  Exercise of common stock options...................      238,706    1,038,558
                                                       -----------  -----------
    Net cash flows from financing activities.........      391,949    1,141,248
                                                       -----------  -----------
NET CHANGE IN CASH AND CASH EQUIVALENTS..............   (1,599,267)  (1,907,620)
CASH AND CASH EQUIVALENTS, beginning of period.......    9,125,593   15,373,156
                                                       -----------  -----------
CASH AND CASH EQUIVALENTS, end of period.............  $ 7,526,326  $13,465,536
                                                       -----------  -----------
                                                       -----------  -----------
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION AND
 NONCASH INVESTING AND FINANCING ACTIVITIES:
  Cash paid during period for interest...............  $   --       $   --
                                                       -----------  -----------
                                                       -----------  -----------
  Inventory transferred to property and equipment....  $    28,391  $    44,655
                                                       -----------  -----------
                                                       -----------  -----------

            The accompanying notes to condensed financial statements
              are an integral part of these condensed statements.

                             CLINICOM INCORPORATED
                    NOTES TO CONDENSED FINANCIAL STATEMENTS

                                 JUNE 30, 1995

NOTE 1:  PRESENTATION
    The accompanying financial information should be read in conjunction with the audited financial statements and notes thereto for the year ended December 31, 1994 included in the 10-K of CliniCom Incorporated ("CliniCom" or the "Company"). The financial information as of June 30, 1995 and for the three and six months ended June 30, 1995 and 1994 is unaudited; however, in the opinion of management, such information reflects all adjustments (consisting of normal recurring adjustments) which are necessary for the fair presentation of such information. The results of operations for the three and six months ended June 30, 1995 are not necessarily indicative of the results for the entire fiscal year.

NOTE 2:  INVENTORIES
    Inventories are stated at the lower of cost (first-in, first-out) or market, and consist of the following:

                                                          JUNE 30    DECEMBER 31
                                                            1995         1994
                                                         ----------  ------------
Finished goods.........................................  $2,931,852   $ 1,639,064
Raw materials and components...........................     468,725       607,043
                                                         ----------  ------------
                                                         $3,400,577   $ 2,246,107
                                                         ----------  ------------
                                                         ----------  ------------

NOTE 3:  EARNINGS PER SHARE
    Earnings per share calculations are based on the daily weighted average number of shares of common stock and common stock equivalents outstanding during each period. The dilutive effect of common stock equivalents from stock options and warrants is based on the treasury stock method using the average market price for each period or, for fully diluted earnings per share, the closing stock price for each period if higher.

NOTE 4:  PUBLIC OFFERING -- HBO & COMPANY -- MERGER AGREEMENT
    On May 5, 1995, the Company filed a registration statement on Form S-3 with the Securities and Exchange Commission in anticipation of an offering of 2,000,000 shares of the Company s common stock. Of this offering, 1,000,000 shares were to be sold by the Company and 1,000,000 shares were to be sold by existing stockholders. Subsequently, on July 14, 1995 the Company entered into a Merger Agreement with HBO & Company (HBOC), an Atlanta-based health information systems company. As a result of the pending acquisition of CliniCom by HBOC, CliniCom has suspended the proposed offering. The acquisition is anticipated to be completed by mid October.

NOTE 5  KSH SYSTEMS, INC. ACQUISITION
    On June 21, 1994, CliniCom purchased substantially all of the assets of KSH Systems, Inc. The purchase price of $2,619,000 was allocated as follows: purchased software $2,407,000, other assets $120,000, trade accounts receivable $62,000 and property and equipment $30,000. The purchased software is being amortized over five years and other assets is being amortized over two years.

NOTE 6:  MAJOR CUSTOMERS

    The following customers accounted for more than 10% of total net sales for the three and six months ended June 30, 1995 and 1994:

                                                         FOR THE THREE    FOR THE SIX
                                                            MONTHS          MONTHS
                                                         ENDED JUNE 30   ENDED JUNE 30
                                                         -------------   -------------
                                                         1995    1994    1995    1994
                                                         -----   -----   -----   -----
A......................................................          19.6%           10.3%
B......................................................          12.4%
C......................................................  51.9%   11.0%   53.8%   14.1%
D......................................................  29.9%           16.4%
E......................................................                          12.3%
F......................................................                          13.9%
G......................................................
H......................................................
I......................................................